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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-86291) pertaining to the Stock Incentive Plan of SpectraSite Holdings, Inc. of our report dated February 14, 2000, with respect to the consolidated financial statements of SpectraSite Holdings, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1999.


                                                           /s/ Ernst & Young LLP

Raleigh, North Carolina
March 2, 2000